                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12

                           NETSCOUT SYSTEMS, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                not applicable
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                not applicable
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                not applicable
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                not applicable
                ------------------------------------------------------------
           (5)  Total fee paid:
                not applicable
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                not applicable
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                not applicable
                ------------------------------------------------------------
           (3)  Filing Party:
                not applicable
                ------------------------------------------------------------
           (4)  Date Filed:
                not applicable
                ------------------------------------------------------------

                                [NETSCOUT LOGO]

                                                                 August 31, 2000

Dear Stockholder:

    You are cordially invited to attend the annual meeting of stockholders of NetScout Systems, Inc. to be held at 2:00 p.m., on Thursday, September 28, 2000, at the Sheraton Four Points, 30 Wheeler Road, Burlington, Massachusetts.

    At this Annual Meeting, you will be asked to elect one director to a three-year term.

    Details regarding the matters to be acted upon at this meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

    If you are a stockholder of record, please vote in one of the following three ways whether or not you plan to attend the meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope or (2) by completing your proxy using the toll-free telephone number listed on the proxy card. It is important that your shares be voted whether or not you attend the meeting in person. If you attend the meeting, you may vote in person even if you have previously returned your proxy card or voted by phone. Your prompt cooperation will be greatly appreciated.

                                          Very truly yours,

                                          ANIL K. SINGHAL
                                          CHAIRMAN AND CHIEF
                                          EXECUTIVE OFFICER

                             NETSCOUT SYSTEMS, INC.
                            4 TECHNOLOGY PARK DRIVE
                               WESTFORD, MA 01886
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 28, 2000

To the Stockholders of NetScout Systems, Inc.:

    The Annual Meeting of Stockholders of NetScout Systems, Inc., a Delaware corporation, will be held on Thursday, September 28, 2000 at 2:00 p.m., local time, at the Sheraton Four Points, 30 Wheeler Road, Burlington, Massachusetts, for the following purposes:

    1. To elect one (1) Class I director to serve for a three-year term or until his successor is elected and qualified.

    2. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Only stockholders of record at the close of business on August 10, 2000 are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote in one of the following two ways whether or not you plan to attend the meeting:
(1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose or (2) by completing your proxy using the toll-free number listed on the proxy card. If you attend the meeting, you may vote in person even if you have previously returned your proxy card or voted by telephone.

                                          By Order of the Board of Directors,

                                          ANIL K. SINGHAL
                                          CHAIRMAN AND CHIEF
                                          EXECUTIVE OFFICER

Westford, Massachusetts
August 31, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR COMPLETE YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED IN THE ENCLOSED PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                             NETSCOUT SYSTEMS, INC.
                            4 TECHNOLOGY PARK DRIVE
                               WESTFORD, MA 01886
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                AUGUST 31, 2000

    Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of NetScout Systems, Inc., a Delaware corporation (the "Corporation"), for use at the Annual Meeting of Stockholders to be held on Thursday, September 28, 2000, at 2:00 p.m., local time, at the Sheraton Four Points, 30 Wheeler Road, Burlington, Massachusetts, or at any adjournments thereof (the "Meeting"). An Annual Report to Stockholders, containing financial statements for the fiscal year ended March 31, 2000 is being mailed together with this proxy statement to all stockholders entitled to vote at the Meeting. This proxy statement and the form of proxy were first mailed to stockholders on or about August 31, 2000.

    The purpose of the Meeting is to elect the Class I director to the Corporation's Board of Directors. Only stockholders of record at the close of business on August 10, 2000 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. As of that date, 29,009,712 shares of Common Stock of the Corporation were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in one of the following two ways whether or not you plan to attend the meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose or (2) by completing your proxy using the toll-free telephone number listed on the proxy card. If you attend the meeting, you may vote in person even if you have previously returned your proxy card or voted by phone. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the Secretary of the Corporation, before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Corporation before the taking of the vote at the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to NetScout Systems, Inc., 4 Technology Park Drive, Westford, MA 01886, Attention: Secretary, at or before the taking of the vote at the Meeting.

    The representation in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    In the election of directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as directors. On any other matters submitted to stockholders, an affirmative vote of a majority of the shares present or represented and voting on each such matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter and, therefore, with respect to votes on specific proposals, will have the effect of negative votes. Broker "non-votes" are not so included.

    The persons named as attorneys-in-fact in the proxies, Anil K. Singhal and Narendra Popat, were selected by the Board of Directors and are officers of the Corporation. All properly executed proxies returned in time to be counted at the Meeting will be voted. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR the nominee to the Board of Directors.

    The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of the Corporation's common stock as of the Record Date by each beneficial owner of more than 5% of the Corporation's common stock, each executive officer named in the Summary Compensation Table, each director, and all executive officers and directors as a group.

    Unless otherwise noted, the address of each person listed on the table is c/o NetScout Systems, Inc., 4 Technology Park Drive, Westford, MA 01886, and each person has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by spouses under applicable law or as unless otherwise noted below.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock issuable by the Corporation to a person or entity named below pursuant to options which may be exercised within 60 days after the Record Date are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person or entity. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person or entity.

                                                               NUMBER OF SHARES        PERCENTAGE
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED   BENEFICIALLY OWNED
------------------------                                      ------------------   ------------------
Anil K. Singhal(1)..........................................       5,629,406              19.4%
Narendra Popat(2)...........................................       4,479,906              15.4
Ashwani Singhal(3)..........................................         816,087               2.8
Gerald Stabile(4)...........................................         126,424                 *
Michael Szabados(5).........................................         136,772                 *
Richard J. Egan(6)..........................................              --                --
Joseph G. Hadzima, Jr.(7)...................................         260,428                 *
Kenneth T. Schiciano(8).....................................          19,722                 *
TA Entities(9)..............................................       6,499,170              22.4
  c/o TA Associates, Inc.
  125 High Street
  Boston, MA 02110
All executive officers and directors as a group (16               12,178,807              42.0
  persons)(10)..............................................

------------------------

*   Less than 1% of the outstanding common stock.

(1) Includes an aggregate of 15,350 shares held in trust for the benefit of Mr. Singhal's children; Mr. Singhal is one of two trustees of each such trust. Includes 340,000 shares held by a family limited partnership of which Mr. and Mrs. Singhal are the general partners and trusts for the benefit of Mr. Singhal's children are the limited partners. Includes 371,750 shares held in a grantor retained annuity trust for the benefit of Mr. Singhal. Includes 4,655 shares issuable upon the exercise of options exercisable within 60 days of the Record Date.

(2) Includes 136,056 shares held in trust for the benefit of Mr. Popat's children; Mr. Popat's wife and Mr. Hadzima are the two trustees of such trust. Includes 340,000 shares held by a family limited partnership of which Mr. and Mrs. Popat are the general partners and trusts for the benefit of Mr. Popat's children are the limited partners. Includes 365,650 shares held in a grantor retained annuity trust for the benefit of Mr. Popat;
    Mr. Hadzima is the sole trustee of such trust. Includes 4,655 shares issuable upon the exercise of options exercisable within 60 days of the Record Date.

(3) Includes 40,300 shares owned by Mr. Singhal's wife. Also includes 5,587 shares issuable upon the exercise of options exercisable within 60 days of the Record Date.

(4) Includes 26,424 shares issuable upon the exercise of options exercisable within 60 days of the Record Date.

(5) Includes 1,400 shares owned by Mr. Szabados' daughters. Also includes 135,312 shares issuable upon the exercise of options exercisable within 60 days of the Record Date.

(6) Egan-Managed Capital, L.P. owns 173,484 shares. Although Mr. Egan does not have any voting or investment powers over the shares, Mr. Egan and his children own substantially all of the equity interest of Egan-Managed Capital, L.P.

(7) Includes 30,000 shares issuable upon the exercise of options exercisable within 60 days of the Record Date. Includes 136,056 shares held in trust for the benefit of Mr. Popat's children; Mrs. Popat and Mr. Hadzima are the two trustees of such trust. Does not include 365,650 shares held in a grantor retained annuity trust for the benefit of Mr. Popat; Mr. Hadzima is the sole trustee of such trust. Mr. Hadzima disclaims beneficial ownership of all shares held in trust for the benefit of either Mr. Popat's children or Mr. Popat. The shares deemed to be beneficially owned by Mr. Hadzima do not include 53,328 shares held in trust for the benefit of Mr. Hadzima's children.

(8) Consists of 16,256 shares of TA Investors LLC and 3,466 shares of High Street Partners, L.P. beneficially owned by Mr. Schiciano. Mr. Schiciano is a Managing Director of TA Associates, Inc., a member of TA Investors LLC and a general partner of High Street Partners, L.P. Mr. Schiciano disclaims beneficial ownership of the shares held by the TA Entities, except to the extent of his pecuniary interest therein.

(9) Includes 5,298,950 shares held by TA/Advent VIII L.P.; 993,561 shares held by Advent Atlantic and Pacific III L.P.; 100,680 shares held by TA Executives Fund LLC; and 105,979 shares held by TA Investors LLC. TA/Advent VIII L.P., Advent Atlantic and Pacific III L.P., TA Executives Fund LLC and TA Investors LLC are part of an affiliated group of investment partnerships referred to, collectively, as the "TA Entities." The general partner of TA/Advent VIII L.P. is TA Associates VIII LLC. The general partner of Advent Atlantic and Pacific III L.P. is TA Associates AAP III Partners L.P. TA Associates, Inc. is the general partner of TA Associates AAP III Partners L.P. and is the sole manager of TA Associates VIII LLC, TA Executives Fund LLC and TA Investors LLC. In such capacity, TA Associates, Inc., through an executive committee, exercises sole voting and investment power with respect to all shares held of record by the named investment partnerships; individually, no stockholder, director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power.

(10) Includes an aggregate of 373,843 shares issuable upon exercise of options exercisable within 60 days of the Record Date. Also includes an aggregate of 505,517 shares subject to forfeiture in accordance with an acquisition agreement between the Corporation and NextPoint Networks, Inc.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS
                                    NOMINEE

    The size of the Board of Directors is currently fixed at five members. The Corporation's Certificate of Incorporation and By-laws divide the Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms. Mr. Schiciano is the Class I director whose term expires at this Annual Meeting of Stockholders and is a nominee for re-election as director of the Corporation. The Board of Directors is also composed of
(i) two Class II directors (Messrs. Singhal and Egan), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2001, and (ii) two Class III directors
(Messrs. Popat and Hadzima), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2002.

    The Board of Directors has nominated and recommended that Mr. Schiciano, who is currently a member of the Board of Directors, be elected as Class I director, to hold office until the Annual Meeting of Stockholders to be held in the year 2003 or until his successor has been duly elected and qualified or until his earlier resignation or removal. The Board of Directors knows of no reason why Mr. Schiciano would be unable or unwilling to serve, but if he should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of Mr. Schiciano. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominee named below.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     A VOTE "FOR" THE NOMINEE LISTED BELOW.

    The following table sets forth the nominee to be elected at the Meeting and, for each director whose term of office will extend beyond the Meeting, the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Corporation, the year each nominee's or director's term will expire and class of director of each nominee and each director:

      NOMINEE'S OR DIRECTOR'S
           NAME AND YEAR                                                     YEAR TERM    CLASS OF
      FIRST BECAME A DIRECTOR           POSITION(S) WITH THE CORPORATION    WILL EXPIRE   DIRECTOR
      -----------------------           --------------------------------    -----------   --------
NOMINEE:

Kenneth T. Schiciano................  Director                                  2003          I
  1999

CONTINUING DIRECTORS:

Anil K. Singhal.....................  Chairman, Chief Executive Officer         2001         II
  1984                                and Treasurer

Richard J. Egan.....................  Director                                  2001         II
  1999

Narendra Popat......................  President, Chief Operating Officer,       2002        III
  1984                                Secretary and Director

Joseph G. Hadzima, Jr...............  Director                                  2002        III
  1998

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the director nominee to be elected at the Meeting, the directors and the executive officers of the Corporation as of the date of this Proxy Statement, their ages, and the positions currently held by each such person with the Corporation.

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
Anil K. Singhal...........................     46      Chairman of the Board, Chief Executive
                                                       Officer and Treasurer

Narendra Popat............................     51      President, Chief Operating Officer,
                                                       Secretary and Director

David Sommers.............................     53      Vice President and Chief Financial Officer

Lisa Fiorentino...........................     34      Vice President, Finance

Joyce Poggi Hager.........................     42      Vice President, Human Resources

Bruce Kelley, Jr..........................     37      Vice President, Engineering, Service Level
                                                       Management

William Maro..............................     52      Vice President, Corporate Development

Robert Massad.............................     47      Vice President, Strategic Partnerships

Ashwani Singhal...........................     39      Vice President, Engineering, Real Time
                                                       Performance Management

Bruce Sweet...............................     39      Vice President, Engineering, Capacity
                                                       Management

Gerald Stabile............................     41      Vice President, Worldwide Sales and
                                                       Services

Tracy Steele..............................     40      Vice President, Manufacturing

Michael Szabados..........................     48      Vice President, Marketing

Richard J. Egan...........................     63      Director

Joseph G. Hadzima, Jr.....................     48      Director

Kenneth T. Schiciano......................     37      Director

    ANIL K. SINGHAL co-founded the Corporation in June 1984 and has served as the Corporation's Chairman of the Board, Chief Executive Officer and Treasurer since July 1993. From the Corporation's inception until July 1993, Mr. Singhal was President of the Corporation. Mr. Singhal has served as a director of the Corporation since its inception. Prior to founding the Corporation, he was a senior architect and project manager at Wang Laboratories, a provider of computer systems, from 1979 until June 1984. Mr. Singhal is the brother of Ashwani Singhal, the Corporation's Vice President, Engineering, Real Time Performance Management.

    NARENDRA POPAT co-founded the Corporation in June 1984 and has served as the Corporation's President, Chief Operating Officer and Secretary since July 1993. From the Corporation's inception until July 1993, Mr. Popat was Chairman of the Board and Treasurer of the Corporation. Mr. Popat has served as a director of the Corporation since its inception. Prior to founding the Corporation, Mr. Popat was a Senior Software Engineer at Wang Laboratories from 1980 until June 1984.

    DAVID SOMMERS has served as Vice President and Chief Financial Officer since April 2000 when he joined the Corporation. From November 1998 until
January 2000, Mr. Sommers was Senior Vice President and Chief Financial Officer of FlexiInternational Software, Inc., a publicly-held developer and marketer of financial accounting software. During 1998, Mr. Sommers was a consultant on mergers and acquisitions to the Senior Vice President and Chief Financial Officer of Lotus Development Corporation, an IBM subsidiary, which develops group collaboration software. From January 1996 through August 1997, he was Chief Financial Officer of SystemSoft Corporation, a publicly-held developer and marketer of system level firmware. He also served as Vice President and Chief Financial Officer of Advanced Media, Inc., a publicly-held developer and marketer of interactive multimedia systems, from September 1993 through December 1996.

    LISA FIORENTINO has served as the Corporation's Vice President, Finance since January 2000. Ms. Fiorentino joined the Corporation in August 1995 and served as Director of Finance from May 1997 until January 2000 and as Controller from August 1995 until April 1997. Prior to joining the Corporation, she served as Finance Manager and various other financial management positions for Orbotech, a manufacturer of automated optical inspection equipment for the printed circuit board industry, from January 1989 until August 1995.

    JOYCE POGGI HAGER has served as the Corporation's Vice President, Human Resources since January 2000. Ms. Hager joined the Corporation in February 1998 and served as Director of Human Resources from February 1998 to January 2000. Prior to joining the Corporation, she served as Senior HR Manager at PictureTel, a video conferencing company, from July 1992 until January 1998. She also served as the Senior Employee Relations Manager at Intel, a microchip manufacturer, from May 1984 until July 1992.

    BRUCE KELLEY, JR. co-founded NextPoint Networks, Inc. in December 1996 and served as a Director and Vice President and Chief Technology Officer. Since the acquisition of NextPoint by the Corporation in July 2000, Mr. Kelley has served as Vice President, Engineering, Service Level Management of the Corporation. Prior to founding NextPoint, he held various engineering positions at Digital Equipment Corporation from 1982 to 1996, including Consultant Software Engineer and Network Management Technical Director within Digital's Network Management Engineering Group.

    WILLIAM MARO co-founded NextPoint Networks, Inc. in December 1996 and served as a Director and President and Chief Executive Officer. Since the acquisition of NextPoint by the Corporation in July 2000, Mr. Maro has served as Vice President, Corporate Development of the Corporation. Prior to founding NextPoint, he was Vice President, Network Product Marketing and Engingeering within Digital Equipment Corporation's Network Product Business Unit, where he began working in 1986.

    ROBERT MASSAD has served as Vice President, Strategic Partnerships since July 2000. Mr. Massad joined the Corporation in June 1996 and served as Director of Strategic Development and Agent Marketing from June 1996 to July 2000. Prior to joining the Corporation, he served as Director of Product Management at Plaintree Systems, a manufacturer of Ethernet switches, from May 1995 until June 1996. From April 1994 until May 1995, he was Director of Business Development at Bytex/ Network Systems, Inc., a manufacturer of Token Ring hubs and switches. From September 1991 until April 1994, he was Director of Marketing at Melard Technologies, a manufacturer of wireless/handheld computers.

    ASHWANI SINGHAL has served as a Vice President, Engineering since
October 1998. Mr. Singhal joined the Corporation in 1987 and served as a Senior Software Engineer and Project Manager from 1987 until February 1997 and Director of Engineering from February 1997 until October 1998. Prior to joining the Corporation, he was a Senior Software Engineer at Symmetrix, an artificial intelligence systems company, from 1982 until 1987. Mr. Singhal is the brother of Anil Singhal, the Corporation's Chairman of the Board and Chief Executive Officer.

    BRUCE SWEET co-founded NextPoint Networks, Inc. in December 1996 and served as a Director and Vice President of Engineering and Product Development. Since the acquisition of NextPoint by the Corporation in July 2000, Mr. Sweet has served as Vice President, Engineering, Capacity Management of the Corporation. Prior to founding NextPoint, he was the Director of Network Management within Digital Equipment Corporation's Network Business Unit from 1995 to 1996.
Mr. Sweet held various engineering positions of increasing responsibility within Digital Equipment Corporation beginning in 1983 when he earned his Engineering Degree from Northeastern University.

    GERALD STABILE has served as Vice President, Worldwide Sales and Services since October 1998. Mr. Stabile joined the Corporation in September 1997 and served as Vice President, Worldwide Sales from March 1998 until October 1998 and as Vice President, North American Sales from September 1997 until March 1998. Prior to joining the Corporation, he served Olicom, formerly CrossComm Corporation, a developer of networking and infrastructure software, as Vice President, Americas from 1996 until September 1997 and as Sales Director from 1992 through 1995.

    TRACY STEELE has served as Vice President, Manufacturing since May 1997. Mr. Steele joined the Corporation in November 1995 and served as Director of Manufacturing from November 1995 until May 1997. Prior to joining the Corporation, he served as Director of Manufacturing for Scope Communications, a developer of hand-held network tools from 1993 to November 1995. He also served in various manufacturing and management positions at NBase--Xyplex, Inc., a computer networking company, from 1985 to February 1993.

    MICHAEL SZABADOS has served as the Corporation's Vice President, Marketing since August 1997. Prior to joining the Corporation, he served as Chief Executive Officer of Jupiter Technology, Inc., a developer of frame relay access drives, from March 1997 to August 1997. He also served as Vice President, Product Management/ Marketing at UB Networks, a computer networking company, from July 1994 until March 1997 and served as Director of Marketing at SynOptics Communications, a computer networking company, from 1991 until July 1994.

    RICHARD J. EGAN has served as a director of the Corporation since
January 1999. Mr. Egan is a founder of EMC Corporation, a provider of computer storage systems and software. Mr. Egan has served EMC Corporation, a publicly-held company, as Chairman of the Board since January 1988, as a director since inception in 1979, as Chief Executive Officer from 1979 to January 1992 and as President from 1979 to January 1988.

    JOSEPH G. HADZIMA, JR. has been a director of the Corporation since
July 1998. Mr. Hadzima has been a Managing Director of Main Street Partners LLC, a venture capital investing and technology commercialization company, since January 1999. Since June 1996, he has also served as Of Counsel at Sullivan & Worcester LLP, a law firm where he was a partner from October 1987 to June 1996. Mr. Hadzima served as Senior Vice President and General Counsel of Quantum Energy Technologies Corporation, an energy and environmental products research and development company, from June 1996 to December 1998. Mr. Hadzima is also a Senior Lecturer at MIT Sloan School of Management.

    KENNETH T. SCHICIANO has been a director of the Corporation since
January 1999. Mr. Schiciano has been a Managing Director of TA
Associates, Inc., a venture capital firm, since December 1999. Mr. Schiciano served as a Vice President of TA Associates from August 1989 to December 1994, and as Principal from January 1995 to December 1999. Prior to that, Mr. Schiciano was a member of the technical staff of AT&T Bell Laboratories, a telecommunications company. Mr. Schiciano serves as a Director of Galaxy Telecom L.P. and several privately held companies.

    Executive officers of the Corporation are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Board of Directors met three times and took action by unanimous written consent two times during the fiscal year ended March 31, 2000. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the committees on which they served during fiscal 2000. The Audit Committee of the Board of Directors, of which Messrs. Egan, Hadzima and Schiciano are currently the only members, is responsible for reviewing the results and scope of audits and other services provided by the Corporation's independent public accountants and reviewing the Corporation's system of internal accounting and financial controls. The Audit Committee also reviews such other matters with respect to the Corporation's accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Audit Committee met four times during the fiscal year ended March 31, 2000. The Compensation Committee, of which
Messrs. Egan, Hadzima and Popat are currently the only members, is responsible for reviewing and evaluating the salaries and incentive compensation of the Corporation's management and employees and administering the Corporation's 1990 Stock Option Plan, 1999 Stock Option and Incentive Plan and 1999 Employee Stock Purchase Plan. The Compensation Committee met one time and took action by unanimous written consent one time during the fiscal year ended March 31, 2000. The Board of Directors does not currently have a standing nominating committee.

                       COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION SUMMARY

    The following summary compensation table sets forth the total compensation paid or accrued for the fiscal years ended March 31, 2000 and 1999 to (i) the Chief Executive Officer of the Corporation during fiscal year ended March 31, 2000 and (ii) each of the four other most highly compensated executive officers of the Corporation during fiscal year ended March 31, 2000. The Chief Executive Officer and the four other most highly compensated officers of the Corporation are collectively referred to below as the Named Executive Officers. The dollar amounts listed in the column entitled "All other compensation" are comprised of contributions to a defined contribution plan.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                             SECURITIES
                                                                             UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION          FISCAL YEAR   SALARY ($)   BONUS ($)    OPTION (#)    COMPENSATION ($)
---------------------------          -----------   ----------   ---------   ------------   ----------------
Anil K. Singhal....................     2000         250,000     325,000       37,326           1,442
  Chairman of the Board, Chief          1999         250,000     325,000           --           2,144
  Executive Officer and Treasurer

Narendra Popat.....................     2000         250,000     325,000       37,326           1,442
  President, Chief Operating            1999         250,000     325,000           --           2,144
  Officer and Secretary

Ashwani Singhal....................     2000         175,000      60,000       32,188           1,211
  Vice President, Engineering, Real     1999         160,000      50,000           --           1,620
  Time Performance Managment

Gerald Stabile.....................     2000         136,800      97,400       32,188              --
  Vice President, World Wide Sales      1999         136,800     152,500           --              --
  and Services

Michael Szabados...................     2000         160,000      92,500       32,188           2,570
  Vice President, Marketing             1999         137,500      82,500           --           2,452

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information regarding option grants made during the fiscal year ended March 31, 2000 pursuant to the Corporation's 1999 Stock Plan to each of the Named Executive Officers. The 5% and 10% appreciation rates are set forth in the Securities and Exchange Commission rules and no representation is made that the common stock will appreciate at these assumed rates or at all. Actual gains, if any, on stock options exercises and common stock holdings are dependent on the timing of such exercises and the future performance of the Corporation's common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected below will be received by the individuals.

                            STOCK OPTION GRANTS 2000
                               INDIVIDUAL GRANTS

                                     NUMBER OF
                                     SECURITIES   % OF TOTAL                           POTENTIAL REALIZABLE VALUE AT
                                     UNDERLYING     OPTION                                ASSUMED ANNUAL RATES OF
                                      OPTIONS      GRANTED                             STOCK PRICE APPRECIATION FOR
                                      GRANTED         TO       EXERCISE                         OPTION TERM
                                       (# OF      EMPLOYEES     PRICE     EXPIRATION   -----------------------------
NAME                                  SHARES)      IN 2000      ($/SH)       DATE         5%                 10%
----                                 ----------   ----------   --------   ----------   ---------         -----------
Anil K. Singhal....................    37,236         2.6%      $28.94      1/25/10    $677,788          $1,717,417
Narendra Popat.....................    37,236         2.6%      $28.94      1/25/10    $677,788          $1,717,417
Ashwani Singhal....................    32,188         2.2%      $28.94      1/25/10    $585,902          $1,484,591
Gerald Stabile.....................    32,188         2.2%      $28.94      1/25/10    $585,902          $1,484,591
Michael Szabados...................    32,188         2.2%      $28.94      1/25/10    $585,902          $1,484,591

YEAR-END OPTION TABLE

    The following table sets forth information regarding exercisable and unexercisable stock options held as of March 31, 2000 by each of the Named Executive Officers. The value realized upon exercise of stock options is calculated by determining the difference between the exercise price per share and the fair market value on the date of exercise. The value of unexercised in-the-money options has been calculated by multiplying the number of shares underlying the option by the difference between the exercise price per share payable upon exercise of such options and the fair market value at March 31, 2000 of $16.75 per share.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                              SHARES                       OPTIONS AT FISCAL YEAR-END         AT FISCAL YEAR-END ($)
                             ACQUIRED        VALUE       ------------------------------   ------------------------------
NAME                        ON EXERCISE   REALIZED ($)   EXERCISABLE      UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
----                        -----------   ------------   -----------      -------------   -----------      -------------
Anil K. Singhal...........         --              --           --            37,236              --                --
Narendra Popat............         --              --           --            37,236              --                --
Ashwani Singhal...........         --              --           --            32,188              --                --
Gerald Stabile............    110,000      $2,099,395        7,900            99,688      $  112,575        $  961,875
Michael Szabados..........     21,400      $  465,669      106,600           122,188      $1,519,050        $1,282,500

STOCK PLANS

    1990 STOCK OPTION PLAN. The 1990 Stock Option Plan was adopted by the Board of Directors and approved by the stockholders on October 4, 1990. In general, options granted pursuant to the 1990 Stock Option Plan are exercisable within ten years of the original grant date and become exercisable over a period of four years from a specific date; and 25% of all unexercisable options shall become exercisable immediately prior to the closing of a merger, acquisition, business combination or similar transaction which results in the Corporation's existing stockholders owning less than 50% of the Corporation's equity securities or assets. Options are not assignable or transferable except by wills or the laws of decent or distribution. The Corporation has a right of repurchase for shares issued upon the exercise of options under certain circumstances, including unauthorized transfers of the shares and termination of the optionees relationship with the Corporation in certain situations. As of the Record Date, options to purchase an aggregate of 1,406,823 shares of common stock at a weighted average exercise price of $3.22 per share were outstanding under the 1990 Stock Option Plan. No additional options grants will be made under the 1990 Stock Option Plan.

    1999 STOCK OPTION AND INCENTIVE PLAN. The Corporation's 1999 Stock Option and Incentive Plan ("1999 Stock Option Plan") was adopted by the Board of Directors in April 1999 and was approved by the Corporation's stockholders in June 1999. The 1999 Stock Option Plan provides for the grant of stock-based awards to the Corporation's employees, officers and directors, consultants or advisors. Under the 1999 Stock Option Plan, the Corporation may grant options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, options not intended to qualify as incentive stock options, restricted stock and other stock-based awards. Incentive stock options may be granted only to employees of the Corporation. A total of 4,500,000 shares of common stock have been reserved for issuance under the 1999 Stock Option Plan. The maximum number of shares with respect to which awards may be granted to any employee under the 1999 Stock Option Plan shall not exceed 1,000,000 shares of common stock during any calendar year.

    The 1999 Stock Option Plan is administered by the Compensation Committee. Subject to the provisions of the 1999 Stock Option Plan, the Compensation Committee has the authority to select the persons to whom awards are granted and determine the terms of each award, including the number of shares of common stock subject to the award. Payment of the exercise price of an award may be made in cash or, if approved by the Compensation Committee, shares of common stock, a combination of cash and stock, a promissory note or by any other method approved by the Compensation Committee. Unless otherwise permitted by the Compensation Committee, awards are not assignable or transferable except by will or the laws of descent and distribution, and, during the participant's lifetime, may be exercised only by the participant.

    The 1999 Stock Option Plan provides, subject to certain conditions, that upon an acquisition of the Corporation, 25% of each unvested portion of any awards will accelerate and become exercisable, with the remaining 75% of each unvested portion to continue vesting over the remaining vesting schedule of the Award.

    The Compensation Committee may, in its sole discretion, amend, modify or terminate any award granted or made under the 1999 Stock Option Plan, so long as such amendment, modification or termination would not materially and adversely affect the participant. The Compensation Committee may also provide that any option shall become immediately exercisable, in full or in part, or that any restricted stock granted under the 1999 Stock Option Plan shall be free of some or all restrictions.

    As of the Record Date, options to purchase an aggregate of 2,556,915 shares of common stock, at an average exercise price of $17.73 per share, were outstanding under the 1999 Stock Option Plan.

    1999 EMPLOYEE STOCK PURCHASE PLAN. The 1999 Employee Stock Purchase Plan was adopted by the Board of Directors in April 1999 and was approved by the Corporation's stockholders in June 1999. The 1999 Purchase Plan provides for the issuance of a maximum of 500,000 shares of common stock.

    The 1999 Purchase Plan is administered by the Compensation Committee. All employees of the Corporation whose customary employment is for more than 20 hours per week and for more than five months in any calendar year are eligible to participate in the 1999 Purchase Plan. Employees who would own 5% or more of the total combined voting power or value of the Corporation's stock immediately after the grant of the option may not participate in the 1999 Purchase Plan. To participate in the 1999 Purchase Plan, an employee must authorize the Corporation to deduct an amount not less than one percent nor more than 10 percent of a participant's total cash compensation from his or her pay during six-month payment periods. The payment periods commence on the six-month periods commencing on April 1 and October 1, respectively, and ending on the following September 30 and March 31, respectively, of each year, but in no case shall an employee be entitled to purchase more than 500 shares in any one payment period. The exercise price for the option granted in each payment period is 85% of the lesser of the last reported sale price of the common stock on the first or last business day of the payment period, in either event rounded up to the nearest cent. If an employee is not a participant on the last day of the payment period, such employee is not entitled to exercise his or her option, and the amount of his or her accumulated payroll deductions will be refunded. Options granted under the 1999 Purchase Plan may not be transferred or assigned. An employee's rights under the 1999 Purchase Plan terminate upon his or her voluntary withdrawal from the plan at any time or upon termination of employment. As of the Record Date, aggregate of 21,963 shares of common stock were issued under the 1999 Purchase Plan.

401(K) PLAN

    The Corporation maintains a 401(k) plan qualified under Section 401 of the Internal Revenue Code. All of the Corporation's employees who are at least
21 years of age are eligible to participate in the 401(k) plan. Under the 401(k) plan, a participant may contribute a maximum of 15% of his or her pre-tax salary, commissions and bonuses through payroll deductions, up to the statutorily prescribed annual limit of $10,500 in calendar year 2000, to the 401(k) plan. The percentage elected by more highly compensated participants may be required to be lower. At the discretion of the Board of Directors, the Corporation may make matching contributions to the 401(k) plan. During the plan year ending December 31, 1999, the Corporation matched $.25 for each $1.00 of employee contributions up to 6% of compensation. In addition, at the discretion of the Board of Directors, the Corporation may make profit-sharing contributions to the 401(k) plan for all eligible employees. During the plan year ending December 31, 1999, the Corporation made no profit-sharing contributions to the 401(k) plan.

EMPLOYMENT AGREEMENTS

    Anil Singhal and Narendra Popat entered into employment agreements with the Corporation on June 1, 1994, which were amended on January 14, 1999. Under the terms of these employment agreements, each of Messrs. Singhal and Popat receive a base salary of at least $250,000 and a year-end, non-discretionary bonus of at least $250,000. In the event that either Mr. Singhal or Mr. Popat is terminated without cause, or either decides to terminate his own employment for "good reason" each is entitled to receive severance benefits for three years as follows:

    - for the first twelve months following termination, the greater of $175,000 or base salary as of the date of termination; and

    - for each of the following twelve month periods, an amount equal to 120% of the amount received in the immediately preceding twelve months.

    "Good reason" includes a change in executive responsibilities or a reduction in salary or benefits. Severance benefits will be discontinued if the executive secures alternative employment that is comparable as to position and pay. During any period in which Mr. Singhal or Mr. Popat is entitled to receive severance benefits, he shall also continue to receive all other benefits under the employment agreements including life insurance, medical insurance, and reimbursement for company car expenses. Each of Messrs. Singhal and Popat are also entitled to reimbursement of job placement expenses of up to $25,000 plus related travel expenses. If either Mr. Singhal or Mr. Popat is terminated with cause, he will not be entitled to any severance payments or other benefits except as required by law. Each employment agreement provides for a five-year term commencing June 1, 1994 with automatic one-year renewals.

REPORT OF COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ABOUT EXECUTIVE
  COMPENSATION

    This report is submitted by the Compensation Committee of the Board of Directors, which administered the Corporation's executive compensation program during the fiscal year ended March 31, 2000. The Compensation Committee of the Board of Directors is currently comprised of Messrs. Egan, Hadzima and Popat. Pursuant to authority delegated by the Board of Directors, the Compensation Committee's duties are to review and evaluate the salaries and incentive compensation of the Corporation's management and employees and administer the Corporation's 1990 Stock Option Plan, 1999 Stock Option and Incentive Plan and 1999 Employee Stock Purchase Plan.

    OVERVIEW AND PHILOSOPHY. The Corporation uses its compensation program to achieve the following objectives:

    - To provide compensation that attracts, motivates and retains the best talent and highest caliber people to serve the Corporation's customers and achieve its strategic objectives.

    - To align management's interest with the success of the Corporation.

    - To align management's interest with stockholders by including long-term equity incentives.

    - To increase profitability of the Corporation and, accordingly, increase stockholder value.

    Compensation under the executive compensation program is comprised of cash compensation in the form of base salary and, in the case of certain executive officers, annual incentive bonuses and long-term incentive awards in the form of stock option grants. In addition, the compensation program is comprised of various benefits, including medical and insurance plans, the Corporation's 401(k) Plan, the 1990 Stock Option Plan, the 1999 Stock Option and Incentive Plan and the 1999 Employee Stock Purchase Plan, which plans are generally available to all employees of the Corporation.

    BASE SALARY. Compensation levels for each of the Corporation's executive officers, including the Chief Executive Officer, are generally set within the range of salaries that the Compensation Committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at similar companies. In setting compensation levels, the Compensation Committee takes into account such factors as (i) the Corporation's past financial performance and future expectations, (ii) individual performance and experience and (iii) past salary levels. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the Corporation's long-term goals and strategies. Generally, salary decisions for the Corporation's executive officers are made near the beginning of each fiscal year.

    Fiscal 2000 base salaries were determined by the Compensation Committee after considering the base salary level of the executive officers in prior years and taking into account for each executive officer the amount of base salary as a component of total compensation. Base salary, while reviewed annually, is only adjusted as deemed necessary by the Compensation Committee in determining total compensation to each executive officer. Base salary levels for each of the Corporation's executive officers, other than the Chief Executive Officer, were also based upon evaluations and recommendations made by the Chief Executive Officer.

    INCENTIVE COMPENSATION. The Compensation Committee determined the amount of incentive compensation paid to each of the executive officers in fiscal 2000 based upon a consideration of a number of factors which it deemed relevant to the executive officer's performance. These factors in fiscal 2000 included the Corporation's sales growth in fiscal 2000, the increase in the Corporation's profitability during fiscal 2000 and the executive officer's individual performance.

    STOCK OPTIONS. The Compensation Committee believes that long-term incentive compensation in the form of stock options helps to align the interests of management and stockholders and enables executives to develop a long-term stock ownership in the Corporation. In addition to an executive's past performance, the Corporation's desire to retain an individual is of paramount importance in the determination of stock option grants.

    The Compensation Committee periodically reviews the Corporation's guidelines for stock option grants in comparison to option grant practices of other companies in the same industry. When establishing stock option grant levels for executive officers, the Compensation Committee considered the existing levels of stock ownership, previous grants of stock options, vesting schedules of previously granted options and the current stock price. Options granted in fiscal 2000 were granted at an exercise price per share equal to or greater than the fair market value of the Common Stock, as determined by the Compensation Committee. The Compensation Committee reviews option grants to executive officers on an annual basis and considers the level of outstanding options as a factor in its determinations with respect to overall compensation for each of the executive officers. For additional information regarding the grant of options, see the table under the section heading "Option Grants in Last Fiscal Year."

    OTHER BENEFITS. The Corporation also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Corporation offers a stock purchase plan, under which employees may purchase Common Stock at a discount, and a 401(k) plan, which allows employees to invest in a wide array of funds on a pre-tax basis. The Corporation also maintains insurance and other benefit plans for its employees.

    CHIEF EXECUTIVE OFFICER'S COMPENSATION. In fiscal 2000, the Corporation's Chief Executive Officer, Anil K. Singhal, received salary compensation of $250,000 and a bonus of $325,000. Mr. Singhal also received a grant of options to purchase 37,236 shares of Common Stock at an exercise price of $28.94 per share.

    TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION.  In general, under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Corporation has considered the limitations on deductions imposed by Section 162(m) of the Code and it is the Corporation's present intention, for so long as it is consistent with its overall compensation objective, to structure executive compensation to minimize application of the deduction limitations of Section 162(m) of the Code.

RESPECTFULLY SUBMITTED BY THE COMPENSATION COMMITTEE

    Narendra Popat

    Richard J. Egan

    Joseph G. Hadzima, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In January 1999, the Corporation's Board of Directors established the Compensation Committee and appointed Messrs. Popat, Egan and Hadzima to serve on the Compensation Committee.

    The Compensation Committee evaluates the salaries and incentive compensation of management and employees of the Corporation and administers the Corporation's equity incentive plans. Other than Mr. Popat, no member of this committee was at any time during the past year an officer or employee of the Corporation, was formerly an officer of the Corporation or any of its subsidiaries, or had any relationship with the Corporation. During the last year, none of the Corporation's executive officers served as:

    - a member of the compensation committee, or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors of another entity, one of whose executive officers served on the Compensation Committee of the Corporation;

    - a director of another entity, one of whose executive officers served on the Compensation Committee of the Corporation; or

    - a member of the compensation committee, or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors of another entity, one of whose executive officers served as a director of the Corporation.

COMPENSATION OF DIRECTORS

    Non-employee directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or of any committee thereof. No director who is an employee of the Corporation will receive separate compensation for services rendered as a director.

    STOCK PERFORMANCE GRAPH

    The Stock Performance Graph set forth below compares the yearly change in the cumulative total stockholder return on the Corporation's Common Stock during the period from the Corporation's initial public offering on August 12, 1999 through March 31, 2000, with the cumulative total return of the Nasdaq Stock Market National Market Index ("Nasdaq National Market Index") and the S&P Communications Equipment Index. The comparison assumes $100 was invested on August 12, 1999 in the Corporation's Common Stock, the Nasdaq National Market Index and the S&P Communications Equipment Index and assumes reinvestment of dividends, if any.

                                                                   NASDAQ NATIONAL   S&P COMMUNICATIONS
                                          NETSCOUT SYSTEMS, INC.    MARKET INDEX      EQUIPMENT INDEX
                                          ----------------------   ---------------   ------------------
8/12/99(1)                                        100.00               100.00              100.00
3/31/00                                           121.82               173.14              157.86

------------------------

(1) Prior to August 12, 1999, the Corporation's Common Stock was not publicly traded. Comparative data is provided only for the period since that date.

    The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Research Data Group, Inc., a source believed to be reliable, but the Corporation is not responsible for any errors or omissions in such information.

                              SECTION 16 REPORTING

    Section 16(a) of the Exchange Act requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the Commission to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended March 31, 2000 and written representations from certain Reporting Persons, the Corporation believes that all Section 16(a) filing requirements were complied with during the fiscal year ended March 31, 2000, except for the following: Anil
K. Singhal filed an amended Form 3 in December 1999 to more accurately reflect ownership of shares held by the Anil Singhal Grantor Retained Annuity Trust and Narendra Popat and Joseph G. Hadzima, Jr. filed amended Forms 3 in
December 1999 to more accurately reflect ownership of shares held by the Narendra Popat Grantor Retained Annuity Trust.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all Stockholders entitled to vote at the 2001 Annual Meeting of Stockholders of the Corporation or otherwise intended to be brought up at such Annual Meeting must be received at the Corporation's principal executive offices between April 2, 2001 and May 2, 2001. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to NetScout Systems, Inc., 4 Technology Park Drive, Westford, MA 01886, Attention:
Secretary.

                              INDEPENDENT AUDITORS

    The Board of Directors has retained the firm of PricewaterhouseCoopers, LLP ("PWC"), independent certified public accountants, to serve as auditors for the fiscal year ending March 31, 2001. PWC has served as the Corporation's accountants since 1993. It is expected that a member of PWC will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

                           EXPENSES AND SOLICITATION

    The cost of solicitation of proxies will be borne by the Corporation and, in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Corporation may retain a proxy solicitation firm to assist in the solicitation of proxies. The Corporation will bear all reasonable solicitation fees and expenses if such a proxy solicitation firm is retained.

                             NETSCOUT SYSTEMS, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 28, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Anil K. Singhal and Narendra Popat, and each or both of them, proxies, with full power of substitution, to vote all shares of stock of NetScout Systems, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, September 28, 2000, at 2:00 p.m. local time, at the Sheraton Four Points, 30 Wheeler Road, Burlington, Massachusetts, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and proxy Statement dated August 31, 2000, a copy of which has been received by the undersigned.

                                SEE REVERSE SIDE

                  CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

/ /  Please mark your vote as indicated in this example.

1. To elect (01) Kenneth T. Schiciano as Director to serve until the 2003 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

     / /   FOR the nominee           / /  WITHHOLD
           listed above                   AUTHORITY
                                          to vote for the nominee
                                          listed above

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     / /   FOR                   / /   AGAINST                  / /   ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE, OR OTHERWISE PROVIDE YOUR PROXY BY TELEPHONE.

                                                 MARK HERE
                                                 FOR ADDRESS
                                                 CHANGE AND
                                                 NOTE AT LEFT  / /

                          (Please sign exactly as your name appears hereon. If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign. Please read reverse side before signing.)

                          Signature:
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                          Date
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                          Signature:
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                          Date
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